ASSIGNMENT


     THIS ASSIGNMENT, effective as of November 30, 2001, by Noveon Holdings, Inc., a Delaware corporation ("Assignor"), to Noveon, Inc., a Delaware corporation ("Assignee").

     WHEREAS, Assignor is the holder of a promissory note dated November 30, 2001 between Steven J. Demetriou as maker and Noveon Holdings, Inc. as payee (the "Note");

     WHEREAS, Assignor is a party to the Security Agreement dated November 30, 2001 between Steven J. Demetriou as pledgee and Noveon Holdings, Inc. as pledgor (the "Security Agreement");

     WHEREAS, Assignor desires to assign and transfer all of its rights and obligations pursuant to the Note and the Security Agreement to Assignee.

     NOW, THEREFORE, in consideration of the rights and obligations being assigned hereunder, the parties hereto agree as follows:

     1. Assignment. Assignor hereby assigns and transfers to Assignee for its benefit all of Assignor's rights, duties, obligations, title and interest in and to the Note and Security Agreement, including without limitation (i) all rights of Assignor to receive moneys due and to become due under or pursuant to the Note or Security Agreement and (ii) all obligations and duties of Assignor arising under the Note and Security Agreement.

     2. Acceptance. Assignee hereby accepts the foregoing assignment and agrees to perform each and every obligation of Assignor under the Note and Security Agreement.


      IN WITNESS WHEREOF, this Assignment has been duly executed by the parties hereto effective as of the date first above written.

ASSIGNOR:                                ASSIGNEE:

Noveon Holdings, Inc.                    Noveon, Inc.



/s/ Christopher R. Clegg                 /s/ Christopher R. Clegg
--------------------------------------   --------------------------------
Christopher R. Clegg                     Christopher R. Clegg
Senior Vice President, General Counsel   Senior Vice President, General Counsel
and Secretary                            and Secretary

ACCEPTED and AGREED this 30th day of
November, 2001:


/s/ Steven J. Demetriou
-----------------------------
Steven J. Demetriou